UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2010

PREMIERE PUBLISHING GROUP, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52047	11-3746201
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

264 Union Blvd., First Floor-Totowa NJ 07512
________________________________________

(Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code: 973-390-0072

________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2 - Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

ASSET PURCHASE AGREEMENT

With effective date as of August 9, 2010, Bold Acquisition Group, Inc. a Nevada corporation and wholly owned subsidiary of Premiere Publishing Group, Inc., will effect the Purchase of Assets from  Bold TV Corporation. Subject to certain  terms and conditions contained on the Agreement of Purchase, on the Closing Date the Seller shall sell, transfer, convey, assign, and deliver to the Purchaser, and the Purchaser shall purchase, acquire, and accept from the Seller, all assets of the Seller (the "Transferred Assets"):

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Asset Purchase Agreement with BoldTV Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2010

Omar Barrientos	By: /s/ Omar Barrientos
President, Principal Executive Officer